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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

         Date of Report (Date of earliest event reported): July 31, 2002



                        MORGAN STANLEY ABS CAPITAL I INC.
             (Exact name of registrant as specified in its charter)



          DELAWARE                       333-65702                13-3939229
(State or Other Jurisdiction            (Commission            (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)

       1585 BROADWAY
     NEW YORK, NEW YORK                                             10036
   (Address of Principal                                          (Zip Code)
     Executive Offices)







       Registrant's telephone number, including area code: (212) 761-4000

                                    No Change
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          (Former name or former address, if changed since last report)



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

         Item 2.     ACQUISITION OR DISPOSITION OF ASSETS

Description of the Certificates and the Mortgage Loans

                Morgan  Stanley  ABS  Capital  I Inc.  registered  issuances  of
Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-65702) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, CDC Mortgage Capital Trust 2002-HE2 (the "Trust") issued approximately $400,000,000 in aggregate principal amount of its Mortgage Pass-Through Certificates, Series 2002-HE2 (the "Certificates"), on July 31, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

                The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as EXHIBIT 4.1, dated as of July 1, 2002, between Morgan Stanley ABS Capital I Inc., Ocwen Federal Bank FSB, in its capacity as servicer (the "Servicer"), CDC Mortgage Capital Inc. (the "Unaffiliated Seller") and Deutsche Bank National Trust Company (f/k/a Bankers Trust Company of California, N.A.), in its capacity as trustee (the "Trustee"). The Certificates consist of six classes of senior Certificates, the Class A, Class A-IO, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates (collectively, the "Offered Certificates") and three classes of subordinated Certificates (the "Class X Certificates", the "Class P Certificates" and the "Class R Certificates"). Only the Offered Certificates were offered. The Certificates initially evidenced, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

                The assets of the Trust consist primarily of one pool of fixed-rate, closed-end, conventional, monthly pay, generally fully amortizing, business and consumer purpose residential home equity loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit or a unit in a planned unit development).

                Interest distributions on the Class A, Class M-1, Class M-2, Class B-1 and Class B-2 Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof. The Pass-Through Rates for the Class A, Class B-1, Class B-2, Class M-1 and Class M-2 Certificates are adjustable. The Pass-Through Rate for the Class A-IO Certificates is 5.25% per annum.

                The Class A, Class B-1, Class B-2, Class M-1 and Class M-2 Certificates have an original Certificate Principal Balance of $328,101,000, $27,342,000, $21,266,000, $16,810,000 and $6,481,000, respectively. The Class
A-IO Certificates have an original notional amount of $81,012,700. No principal will be paid on the Class A-IO Certificates.

                As of the Closing Date, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 8, 2001 and the Prospectus Supplement dated July 23, 2002 filed pursuant to Rule 424(b) (5) of the Act on July 31, 2002.

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

         Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

   (a)   Not applicable

   (b)   Not applicable

   (c)   Exhibits:

   1.1 Underwriting Agreement, dated July 23, 2002, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

   1.2   Indemnification  Agreement,  dated as of July 31,  2002,  among  Morgan
         Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

   4.1 Pooling and Servicing Agreement, dated as of July 1, 2002, between Morgan Stanley ABS Capital I Inc., CDC Mortgage Capital Inc., as the unaffiliated seller, Ocwen Federal Bank FSB, as servicer, Deutsche Bank National Trust Company, as trustee.

   4.2 Unaffiliated Seller's Agreement, dated as of July 1, 2002, between Morgan Stanley ABS Capital I Inc. and CDC Mortgage Capital Inc.

   8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

   10.1  Class A Certificate Insurance Policy, dated July 31, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       MORGAN STANLEY ABS CAPITAL I INC.
                           As Depositor and on behalf of CDC
                           Mortgage Capital Trust 2002-HE2
                           Registrant


                       By:  /s/  Gail McDonnell
                           --------------------------------------------
                           Name:
                           Title:   Vice President




         Dated:  July 31, 2002

                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION

         1.1 Underwriting Agreement, dated July 23, 2002, between Morgan Stanley ABS Capital I Inc. and Morgan Stanley & Co. Incorporated.

         1.2 Indemnification Agreement, dated as of July 31, 2002, among Morgan Stanley ABS Capital I Inc., Morgan Stanley & Co. Incorporated and CDC Mortgage Capital Inc.

         4.1 Pooling and Servicing Agreement, dated as of July 1, 2002, between Morgan Stanley ABS Capital I Inc., CDC Mortgage Capital Inc., as the unaffiliated seller, Ocwen Federal Bank FSB, as servicer, and Deutsche Bank National Trust Company, as trustee.

         4.2 Unaffiliated Seller's Agreement, dated as of July 1, 2002, between Morgan Stanley ABS Capital I Inc. and CDC Mortgage Capital Inc.

         8.1 Opinion of Dewey Ballantine LLP, special counsel to Morgan Stanley ABS Capital I Inc. regarding certain tax matters.

         10.1         Class A Certificate Insurance Policy, dated July 31, 2002.